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                                 EXHIBIT 10.23
                                 -------------

                             REGISTRATION AGREEMENT
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                             REGISTRATION AGREEMENT
                             ----------------------

     THIS AGREEMENT dated January 28, 1996, is between SSE TELECOM, INC., a Delaware corporation (the "Company") and FAIRCHILD DATA CORPORATION, a Delaware corporation ("Data").

     The Company and Data are parties, together with others, to an Asset Purchase Agreement of even date herewith (the "Asset Purchase Agreement"). Certain capitalized terms used herein shall have the meanings set forth in
Section 8 hereof. Capitalized terms used herein without definition have the meaning given to them in the Asset Purchase Agreement.

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   DEMAND REGISTRATIONS.
          --------------------

          (a) REQUESTS FOR REGISTRATION.  At any time during the Registration
              -------------------------
Period, the holders of at least 50% of the Registrable Securities may request registration under the Securities Act of all or part of their Registrable Securities. Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered. Within ten days after receipt of any such request, the Company will give written notice of such requested registration to all other holders of Registrable Securities and will include in such registration, subject to paragraph l(c), all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 30 days after the receipt of the Company's notice. Any registration requested pursuant to this paragraph l(a) is referred to herein as a "Demand Registration".

          (b) NUMBER OF DEMAND REGISTRATIONS.  The holders of Registerable
              ------------------------------
Securities, as a group and not individually, will be entitled to require only one Demand Registration pursuant to this Section 1. A registration will not count as a Demand Registration unless and until:

              (i) it has remained effective for 365 days or such shorter period as shall be required to sell all of the securities registered pursuant thereto (but not before the expiration of the applicable prospectus delivery period); provided that in any event the Company will pay all Registration Expenses in connection with any registration initiated as a Demand Registration but which is not counted as a Demand Registration hereunder, or under clause (ii) in subparagraph (c) below, and

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             (ii) all Registrable Securities requested to be included therein are effectively included therein and saleable thereunder.

        (c)  PRIORITY ON REGISTRATION.  The Company may include in any Demand
             ------------------------
Registration any securities which are not Registrable Securities which are of the same class as the Registrable Securities which are held by holders who have demand registration rights similar to the demand registration rights provided under this Agreement. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering, exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the securities requesting registration, the Company will include in such registration, prior to the inclusion of any securities which are not Registrable Securities, the number of Registrable Securities requested to be included pro rata among the respective holders thereof on the basis of the amount of Registrable Securities requested by such holders to the included in such registration.

         (d)  RESTRICTIONS ON DEMAND REGISTRATIONS.  The Company may postpone
              ------------------------------------
for up to three months the filing or the effectiveness of a registration statement for a Demand Registration if the Company, in the good faith judgment of its Board of Directors, determines that such Demand Registration would reasonably be expected to have an adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition (other than in the ordinary course of business) or any merger, recapitalization, consolidation, reorganization, tender offer or similar transaction or negotiations, discussions or pending proposals with respect thereto or would require the Company to make premature public disclosure of information, the premature disclosure of which would have a material adverse effect on the business or prospects of the Company, or would otherwise be seriously detrimental to the Company or its shareholders, and if the Company provides the holders of the Registrable Securities with a written explanation of the reasons for such delay; provided that, in such event, the holders of Registrable Securities initially requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as a Demand Registration hereunder and the Company will pay all Registration Expenses in connection with such registration, and the Registration Period shall be extended as provided in the definition of such term set forth in Section 8 below.

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          (e) SELECTION OF UNDERWRITERS.  If any Demand Registration is in the
              -------------------------
form of an underwritten offering, the Company will select and retain the investment banker or investment bankers and manager or managers that will administer the offering; provided, however, that such selection will be subject to the approval of the holders of a majority of the Registrable Securities participating in such registration, which shall not be unreasonably withheld. The Company shall (together with all holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting. If any holder of Registrable Securities disapproves of the terms of the underwriting, such Person may elect to withdraw therefrom by written notice to the Company and the managing underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration.

     2.   PIGGYBACK REGISTRATIONS.
          -----------------------

          (a) RIGHT TO PIGGYBACK.  Whenever the Company proposes to register any
              ------------------
of its securities under the Securities Act (including securities registered for selling stockholders with demand registration rights, subject to the limitations set forth in Section 2(d) below) and the registration form to be used may be used for the registration of Registrable Securities, the Company will give prompt written notice to all holders of Registrable Securities, and to the holders of any other securities of the Company having registration rights of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice (a "Piggyback Registration"). If the Company gives notice of such a proposed registration, the total number of Registrable Securities which shall be included in such registration shall be limited to such number, if any, as in the reasonable opinion of the manager of such offering would not adversely affect the marketability or offering price of all of the securities proposed to be offered by the Company in such offering; provided, however, if the holders of Registrable Securities having registration rights upon a Piggyback Registration are not permitted to include all of such Registrable Securities by reason of such determination by the manager of the offering, the Registerable Securities to be included in the offering shall be determined in accordance with paragraphs 2(c) and 2(d) below. Notwithstanding the foregoing, the Company may, in its sole discretion and without the consent of any holder of Registrable Securities, withdraw such registration statement and abandon such proposed public offering.

          (b) PIGGYBACK EXPENSES.  The Registration Expenses of the holders of
              ------------------
Registrable Securities will be paid by the Company in all Piggyback
Registrations.

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          (c) PRIORITY ON PRIMARY REGISTRATIONS.  If a Piggyback Registration is
              ---------------------------------
a primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities the Company proposes to sell, and (ii) second, securities of the holders requesting such registrations, pro rata among the holders requesting inclusion in the Registration Statement in the same manner as provided in (d) below.

          (d) PRIORITY ON SECONDARY REGISTRATIONS.  If a Piggyback Registration
              -----------------------------------
is an underwritten secondary registration on behalf of holders of the Company's securities exercising demand registration rights, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company will use its best efforts to include in such registration the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of such securities requested to be included in such registration by each such holder.

     3.   HOLDBACK AGREEMENTS
          -------------------

          (a) Each holder of Registrable Securities agrees not to effect any pubic sale or distribution (including sales pursuant to Rule 144) of any Registrable Securities, within seven days prior to and during the 120-day period beginning on the date specified in writing by Company to the holder as being the intended effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities of such holder are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

          (b) The Company agrees not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, within seven days prior to and during the 120-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree.

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     4.   REGISTRATION PROCEDURES.
          -----------------------

          Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use diligent best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

          (a) Prepare and file with the Securities and Exchange Commission a registration statement on the appropriate form with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective;

          (b) Prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 120 consecutive days or such shorter period which will terminate when Registrable Securities covered by such registration statement have been sold (but not before the expiration of the applicable prospectus delivery period) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (c) Furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such sellers;

          (d) Use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions within the United States as the sellers shall request and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the Registrable Securities owned by such sellers (provided that the Company will not be required to qualify generally to do business or file any general consent to service of process in any jurisdiction where it would not otherwise be required to qualify or file but for this subparagraph);

          (e) Notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

          (f) Make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records (reasonably requested), pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; provided, however, each seller of Registrable Securities agrees that information obtained by it as a result of such inspections which is deemed confidential shall not be used by it as the basis for any market transaction in securities of the Company unless and until such information is made generally available to the public and each such seller shall cause any attorney, accountant or agent retained by such seller to keep confidential any information so deemed;

          (g) In the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will use reasonable efforts promptly to obtain the withdrawal of such order;

          (h) If the offering is to be underwritten, enter into such agreements (including an underwriting agreement containing customary representations, warranties and agreements); and

          (i) Take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration; make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, in such form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings; obtain opinions of counsel to the Corporation and updates thereof (which counsel and opinions, in

                                       6
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form, scope and substance, shall be reasonably satisfactory to the managing underwriters, if any, and the sellers); and obtain "cold comfort" letters and updates thereof from the Corporation's independent certified public accountants addressed to the sellers and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with primary underwritten offerings.

     5.   REGISTRATION EXPENSES.
          ---------------------

          (a) All expenses (herein called "Registration Expenses") incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities and blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company, and fees and disbursements of all the Company's certified public accountants, underwriters (excluding discounts and commissions) and any Persons retained by the Company, will be paid by the Company .

          (b) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered. Further, such holders shall bear, pro rata, such further and other expenses as may be required under any applicable securities law or regulation (including, without limitation, the Statement of Policy Regarding Selling Expenses and Selling Securities Holders as adopted by the North American Securities Administration Association, Inc.).

     6.   INDEMNIFICATION
          ---------------

          (a) INDEMNIFICATION BY THE COMPANY.  The Company shall indemnify and
              ------------------------------
hold harmless , with respect to any registration statement filed by it, to the fullest extent permitted by law, each holder of Registrable Securities covered by such registration statement, its officers, directors, employees, agents and general or limited partners (and the directors, officers, employees and agents thereof, and each other person, if any, who controls such holder within the meaning of the Securities Act (collectively, "Holder Indemnified Parties") against all losses, claims, damages, liabilities and

                                       7
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expenses, joint or several (including reasonable fees of counsel and any amounts paid in settlement effected with the Company's consent, which consent shall not be unreasonably delayed or withheld) to which any such Holder Indemnified Party may become subject under the Securities Act, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) are caused by
(1) any untrue statement or alleged untrue statement of a material fact contained in any registration statement in which such Registrable Securities were included as contemplated hereby or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (3) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action of or inaction by the Company in connection with any such registration; and in each such case, the Company shall reimburse each such Holder Indemnified Party for any reasonable legal or any other expenses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability, expense, action or proceeding; provided, however, that the Company shall not be liable to any such Holder Indemnified Party in any such case to the extent that any such loss, claim, damage, liability or expense (or action or proceeding, whether commenced or threatened, in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment thereof or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder Indemnified Party relating to such Holder Indemnified Party for use in the preparation thereof; and provided further, that the Company shall not be liable to any such Holder Indemnified Party with respect to any preliminary prospectus to the extent that any such loss, claim, damage, liability or expense of such Holder Indemnified Party results from the fact that such Holder Indemnified Party sold Registrable Securities to a person to whom there was not sent or given, at or before the written confirmation of such sale, a copy of the prospectus (excluding documents incorporated by reference) or of the prospectus as then amended or supplemented (excluding documents incorporated by reference) if the Company has previously furnished copies thereof to such Holder
Indemnified Party in compliance with this Agreement and the loss, claim, damage, liability or expense of such Holder Indemnified Party results from an untrue statement or omission of a material fact contained in such preliminary prospectus which was corrected in the prospectus (or the prospectus as amended or supplemented). Such indemnity and reimbursement of expenses and obligations shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder

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Indemnified Parties and shall survive the transfer of such securities by such
Holder Indemnified Parties.

          (b) INDEMNIFICATION BY HOLDERS.  Each holder of Registrable Securities
              --------------------------
participating in any registration hereunder shall indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees and agents, and each Person who controls the Company (within the meaning of the Securities Act) (collectively, "Company Indemnified Parties") against all losses, claims, damages, liabilities and expenses, joint or several (including reasonable fees of counsel and any amounts paid in settlement effected by such holder's consent, which consent shall not be unreasonably delayed or withheld) to which any Company Indemnified Parties may become subject under the Securities Act at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) are caused by (1) any untrue statement or alleged untrue statement of a material fact contained in any registration statement in which such holder's Qualified Registrable Securities were included or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading to the extent, but only to the extent, in the cases described in clauses (1) and (2), that such untrue statement or omission is contained in any information furnished in writing by such holder relating to such holder for use in the preparation thereof and if the Company does not know, at the time such information is included in the registration statement, prospectus, preliminary prospectus, amendment or supplement, that such information is false or misleading, (3) any violation by such holder of any federal, state or common law, rule or regulation applicable to such holder and relating to action of or inaction by such holder in connection with any such registration, and (4) with respect to any preliminary prospectus, the fact that such holder sold Registrable Securities to a person to whom there was not sent or given, at or before the written confirmation of such, sale, a copy of the prospectus (excluding the documents incorporated by reference) or of the prospectus as then amended or supplemented (excluding documents incorporated by reference) if the Company has previously furnished copies thereof to such holder in compliance with this Agreement and the loss, claim, damage, liability or expense of such Company Indemnified Party results from an untrue statement or omission of a material fact contained in such preliminary prospectus which was corrected in the prospectus (or the prospectus was amended or supplemented); provided, however, that the aggregate amount which any such holder shall be required to pay pursuant to this paragraph (b) shall be limited to the dollar amount of proceeds received by such holder upon the sale of the Registrable Securities and other securities of the Company (after deducting any underwriting commissions, discounts and transfer taxes applicable thereto) pursuant to the registration statement giving rise to such claim. Such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of the Company Indemnified Parties (except as provided above) and shall survive the transfer of such securities by such holder.

          (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS.  Promptly after receipt by
              --------------------------------------
an identified party under paragraph (a) or (b) of written notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing with respect to which a claim for indemnification may be made pursuant to this Section, such indemnified party shall, if a claim in respect thereto is to be made against an indemnifying party, give written notice to the indemnifying party of the threat or commencement thereof; provided, however, that the failure to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. If any such claim or action referred to under paragraph (a) or (b) is brought against any indemnified party and it then notifies the indemnifying party of the threat or commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to such indemnified party of its election so to assume the defense of any such claim or action, the indemnifying party shall not be liable to such indemnified party under this Section for any legal expenses of counsel or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation unless the indemnifying party has failed to assume the defense of such claim or action or to employ counsel reasonably satisfactory to such indemnified party. The indemnifying party shall not be required to indemnify the indemnified party with respect to any amounts paid in settlement of any action, proceeding or investigation entered into without the written consent of the indemnifying party, which consent shall not be unreasonably delayed or withheld. No indemnifying party shall consent to the entry of any judgment or enter into any settlement without the consent of the indemnified party unless (1) such judgment or settlement does not impose any obligation or liability upon the indemnified party other than the execution, delivery or approval thereof, and (2) such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a full release and discharge from all liability in respect of such claim for all persons that may be entitled to or obligated to provide indemnification or contribution under this Section.

          (d) ADDITIONAL INDEMNIFICATION.  Indemnification similar to that
              --------------------------
specified in the preceding subsections of this Section (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or qualification of securities under any state securities or blue sky laws.

          (e) CONTRIBUTION.  If the indemnification provided for in this Section
              ------------
is unavailable to or insufficient to hold harmless an indemnified party under paragraph (a) or (b), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) referred to in paragraph (a) or (b) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements, omissions, actions or inactions which resulted in such losses, claims, damages, liabilities or expenses. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party, any action or inaction by any such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, omission, action or inaction. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) pursuant to this paragraph (e) shall be deemed to include any reasonable legal or other expenses incurred by such indemnified party in connection with investigating or defending any such action or claim (which shall be limited as provided in paragraph (c) if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this paragraph (e). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an indemnified party under this paragraph (e) of written notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing with respect to which a claim for contribution may be made against an indemnifying party under this paragraph (e), such indemnified party shall, if a claim for contribution in respect thereto is to be made against an indemnifying party, give written notice to the indemnifying party in writing of the commencement thereof (if the notice specified in paragraph (c) has not been given with respect to such action); provided, however, that the failure to so notify the indemnifying party shall not relieve it from any obligation to provide contribution which it may have to any indemnified party under this paragraph (e) except to the extent that the indemnifying party is actually prejudiced by the failure to give notice. Notwithstanding anything in this paragraph to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this paragraph to contribute any amount which exceeds the amount by which the dollar amount of the proceeds received by such indemnifying party from the sale of Registrable Securities and other securities of the Company (after deducting any underwriting commissions, discounts and transfer taxes applicable thereto) the offering to which the losses, claims, damages, liabilities or expenses of the indemnified parties relate exceeds the amount of any losses, claims, damages, liabilities and expenses which such indemnifying party has otherwise been required to pay as indemnity or contribution hereunder by reason of such losses, claims, damages, liabilities or expenses.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this paragraph were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.

     If indemnification is available under this Section, the indemnifying parties shall indemnify each indemnified party to the fullest extent provided in paragraphs (a) and (b), without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this paragraph. The provisions of this paragraph shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract, shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party, and shall survive the transfer of securities by any such party.

          (f) INDEMNIFICATION AND CONTRIBUTION OF UNDERWRITERS.
              ------------------------------------------------

In connection with any underwritten offering contemplated by this Agreement which includes Registrable Securities, the Company and all sellers of Registrable Securities included in any registration statement shall agree to customary provisions for indemnification and contribution (consistent with the other provisions of this Section) in respect of losses, claims, damages, liabilities and expenses of the underwriters of such offering.

     7.   PARTICIPATION IN UNDERWRITTEN REGISTRATIONS  No Person may participate
          -------------------------------------------
in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the

Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters on account of the registration of shares owned by such holder other than representations and warranties regarding such holder and such holder's intended method of distribution.

     8.   DEFINITIONS
          -----------

          "Demand Registration" has the meaning set forth in Section l(a).
          ---------------------

          "NASDAQ" means the National Association of Securities Dealers
          --------
Automated Quotation System.

          "Piggyback Registration" has the meaning set forth in
          ------------------------
Section 2.

          "Registrable Securities" means the SSET Securities issued by the
          ------------------------
Company to Data as part of the Purchase Price under the Asset Purchase Agreement, including any shares of Common Stock issued on exercise of all or any part of the Warrant, and all securities issued with respect thereto, whether by way of dividend, stock split, recapitalization or otherwise.

          "Registration Period" means the period of one year commencing as of
          ---------------------
the date two years after the Closing Date under the Asset Purchase Agreement, provided, however, such one year period shall be extended if, and to the extent that, the Company has postponed the filing or the effectiveness of a registration statement for a Demand Registration under Section 1(d) above.

          "Securities Act" means the Securities Act of 1933, as amended, or any
          ----------------
similar federal law then in force.

          "Warrant" has the meaning given to it in the Asset Purchase Agreement.
          ---------

     9.   MISCELLANEOUS.
          -------------

          (a)  RULE 144.  The Company agrees that it will file the reports
               --------
required to be filed by it under the Act and the Exchange Act and the rules and regulations thereunder, to the extent required from time to time to enable the holders of Registrable Securities to sell such securities within the limitations of the exemptions provided by Rule 144 of the Act, or any successor rule or regulation thereto.

          (b) DISTRIBUTION BY DATA.  The provisions of this Agreement shall be
              --------------------
binding upon and inure to the benefit of Data and any direct or indirect parent of Data who acquires any of the Registrable Securities from Data upon Data's Liquidation or the distribution of any of the Registrable Securities.

          (c) UNDERTAKINGS OF THE HOLDERS OF REGISTRABLE SECURITIES.
              -----------------------------------------------------

               (i) If any Registrable Securities are included in a registration statement, the holder thereof will not (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus; provided that the obligations of the Company with respect to maintaining any registration statement current and effective shall be extended by a period of days equal to the period said suspension is in effect.

               (ii) If any Registrable Securities are being registered in any registration pursuant to this Agreement, the holder thereof will comply with all anti-stabilization, manipulation and similar provisions of Section 10 of the Securities Exchange Act of 1934, as amended, and any rules promulgated thereunder by the Commission and, at the request of the Company, will execute and deliver to the Company and to any underwriter participating in such offering, an appropriate agreement to such effect.

               (iii) At the end of the 120-day period during which the Company is obligated to keep a registration statement current and effective as described herein, the holders of Registrable Securities included in the registration statement shall discontinue sales thereof pursuant to such registration statement upon receipt of notice from the Company of its intention to register any of such securities which remain unsold.

          (c) REMEDIES.  Any Person having rights under any provision of this
              --------
Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          (d) SUCCESSORS AND ASSIGNS.  Subject to the provisions of paragraph
              ----------------------
(b) above, all covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

          (e) INCORPORATION OF ASSET PURCHASE AGREEMENT PROVISIONS.  The
              ----------------------------------------------------
paragraphs entitled "Severability", "Counterparts", "Headings; Construction", "Entire Agreement", "Amendments and Waivers" and "Governing Law" of the Asset Purchase Agreement are hereby incorporated in this Agreement by reference and made a part hereof, except that the provisions of such paragraphs shall refer to this Agreement rather than the Purchase Agreement and shall continue to apply hereto regardless of whether the Purchase Agreement is no longer in effect.

          (f) NOTICES.  All notices, demands or other communications to be given
              -------
or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent: (i) if to the Company, to its principal place of business as of the date such Notice is given, or (ii) if to the holder of Registrable Securities, at such holder's address as shown on the stock registry of the Company.

          (g) COUNTERPARTS.  This Agreement may be executed in counterparts.
              ------------



                           [SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                         SSE TELECOM, INC.



                         By: /s/   Daniel E. Moore
                            --------------------------------------

                         Title:    Executive Vice President
                               -----------------------------------


                         FAIRCHILD DATA CORPORATION



                         By:  /s/  Donald E. Miller
                            --------------------------------------

                         Title:    Vice President
                               -----------------------------------

                   Signature Page to Registration Agreement